UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 6, 2006

                                SEARCHHELP, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE              001-31590         11-3621755
--------------------------------------------------------------------------------
    (State or other jurisdiction   (Commission       (IRS Employer
         of incorporation)         File Number)   Identification No.)


           6800 Jericho Turnpike, Suite 208E, Syosset, New York 11791 (Address of principal executive offices, including zip code)

                                  516-922-4765
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

SearchHelp, Inc. (the "Company") makes the following statement with respect to its Class A Redeemable Warrants and Class B Redeemable Warrants:

On February 24, 2006 the Company filed a Form 8-K (the "February 8-K") to notify the holders of its Class A Redeemable Warrants and Class B Redeemable Warrants that no exercise of such warrants would be recognized by the Company until the Registration Statement applicable to such warrants had been updated.

The Company is pleased to announce that its Post-Effective amendment to such Registration Statement has been declared effective and the Company has filed a 424B3 prospectus to enable the exercise of all such warrants. Therefore, the statements contained in the February 8-K are no longer applicable and the Company will again recognize exercise of its warrants.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 6, 2006

                                      SEARCHHELP, INC.


                                      By:    /s/ John Caruso
                                             -----------------------
                                      Name:  John Caruso
                                      Title: Chief Financial Officer